Gabelli & Company

6th Annual Movie & Entertainment Conference

READING

INTERNATIONAL

Presented on June 5, 2014

Safe Harbor Statement

READING INTERNATIONAL







Our comments today may contain forward-looking statements and management may make additional forward-looking statements in response to your questions. Such written and oral disclosures are made pursuant to the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995.

Although we believe our expectations expressed in such forward looking statements are reasonable, we cannot assure you that they will be realized. Investors are cautioned that such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the anticipated results, and therefore we refer you to a more detailed discussion of the risks and uncertainties in the Company’s filings with the Securities & Exchange Commission.

Financial Reconciliations







Use of EBITDA;

We use EBITDA in our evaluation of our performance since we believe that EBITDA provides a useful measure of financial performance and value. We believe this principally for the following reasons:

We believe that EBITDA is an industry comparative measure of financial performance. It is, in our experience, a measure commonly used by analysts and financial commentators who report on the cinema exhibition and real estate industries and a measure used by financial institutions in underwriting the creditworthiness of companies in these industries. Accordingly, our management monitors this calculation as a method of judging our performance against our peers and market expectations and our creditworthiness. Also, analysts, financial commentators and persons active in the cinema exhibition and real estate industries typically value enterprises engaged in these businesses at various multiples of EBITDA. Accordingly, we find EBITDA valuable as an indicator of the underlying value of our businesses. We expect that investors may use EBITDA to judge our ability to generate cash, as a basis of comparison to other companies engaged in the cinema exhibition and real estate businesses and as a basis to value our company against such other companies.

EBITDA is not a measurement of financial performance under accounting principles generally accepted in the United States of America and should not be considered in isolation or construed as a substitute for net income or other operations data or cash flow data prepared in accordance with accounting principles generally accepted in the United States for purposes of analyzing our profitability. The exclusion of various components such as interest, taxes, depreciation and amortization necessarily limit the usefulness of these measures when assessing our financial performance as not all funds depicted by EBITDA are available for management's discretionary use. For example, a substantial portion of such funds are subject to contractual restrictions and functional requirements to service debt, to fund necessary capital expenditures and to meet other commitments from time to time as described in more detail in this Annual Report on Form 10-K.

EBIT and EBITDA also fail to take into account the cost of interest and taxes. Interest is clearly a real cost that for us is paid periodically as accrued. Taxes may or may not be a current cash item but are nevertheless real costs which, in most situations, must eventually be paid. A company that realizes taxable earnings in high tax jurisdictions may, ultimately, be less valuable than a company that realizes the same amount of taxable earnings in a low tax jurisdiction. EBITDA fails to take into account the cost of depreciation and amortization and the fact that assets will eventually wear out and have to be replaced.

EBITDA, as calculated by us, may not be comparable to similarly titled measures reported by other companies.

Our Business

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Develop, own, and operate internationally diversified entertainment and real property assets

- Cinema Exhibition







- Real Estate
  - Real estate development
  - Rental of retail, commercial and live theater assets.







Our Business

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Cinema Exhibition:

- 56 Cinemas, 467 of screens
- 12th largest by market share in U.S., 26 Cinemas / 249 screens
- 4th largest by market share in Australia, 21 Cinemas / 165 screens
- 3rd largest by market share in New Zealand, 9 Cinemas / 53 screens

Real Estate:

- Undeveloped Real Estate Properties
  - Acreage 330.5
  - Gross Book Value $85.2Mil
- Developed Real Estate Properties
  - Rental 290,000 square footage
  - Entertainment 336,000 square footage
  - Parking Structure Space 2,448
  - Gross Book Value $182.1Mil
- Long-Term Leasehold Real Estate Holdings
  - Rental 10,000 square footage
  - Entertainment 145,000 square footage
  - Gross Book Value $15.8Mil

Business Synergies







Our two business segments complement one another :

- Comparatively consistent Cinema cash flows allow opportunistic acquisition and holding of real estate assets.
- Comparatively consistent Cinema cash flows help fund front-end real estate development cash demands.
- Friendly Landlord
  - Lease duration stability reduces cinema build-out & equipment investment risk.
  - Landlord controls quality of neighboring ancillary tenants.
- Friendly Tenant
  - Dependable anchor tenant attracts ancillary retail tenants.

Cinema Exhibition

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We manage our worldwide cinema exhibition businesses under various different brands:



Reading Cinemas USA — READING CINEMAS

Angelika Film Center USA — ANGELIKA FILM CENTER

CONSOLIDATED THEATRES

CITY CINEMAS



Reading Cinemas AUS — READING CINEMAS



Reading Cinemas NZ — READING CINEMAS

Rialto Cinemas NZ — RIALTO CINEMAS

Real Estate



- the ownership of fee or long-term leasehold interests in properties used in our cinema exhibition activities or which were acquired for the development of cinemas or cinema-based real estate development projects;
- the leasing to shows of our live theaters; and
- the acquisition of fee interests in land for general real estate development;
- the redevelopment of our existing fee owned cinema or live theater sites to their highest and best use.







Equity Snapshot



- 22.0 mil shares Class A Nonvoting Common,
- 1.5 mil shares Class B Voting Common

NASDAQ Listed:	This Year RDI	Prior Year RDI
Price (Class A and B) (05/28/2014) vs. (05/28/2013):	\$ 8.70 \$ 10.87	\$ 6.16 \$ 6.50
Market Cap (Class A and B) (05/28/2014) vs. (05/28/2013):	\$207.8 mil	\$144.0 mil
Shares Outstanding (03/31/2014) vs. (03/31/2013)	23.5 mil	23.3 mil
Float (05/28/2014) vs. (05/14/2013)	17.1 mil	17.0 mil
Revenues (YTD to 12/31/2013 & 2012)	\$258.2 mil	\$254.4 mil
Net income (loss) (YTD to 12/31/2013 & 2012)	\$9.0 mil	(\$0.9) mil
EBITDA (YTD to 12/31/2013 & 2012)	\$39.2 mil	\$36.8 mil

Source: Yahoo Finance, Company 10K Dec 31, 2013, & 10Q for Mar 31, 2014

Cinema Growth Strategy

Ward
- ❑ Large Circuit Acquisition
- ❑ Largest Grossing Box Office in Hawaii
- ❑ 16 Screens - 100% digitalized
  - ✓ 7 Dolby Digital 3D
  - ✓ TITAN XC Screen
  - ✓ DOLBY ATMOS
  - ✓ Reserved seating



Cal Oaks
- ❑ Single Cinema Acquisition
- ❑ Acquired end of July 2011
- ❑ $4.2M
- ❑ 17 Screens - 100% digitalized
  - ✓ 4 Dolby Digital 3D



Dunedin
- ❑ Property Acquisition
- ❑ Reopen in mid 2014
- ❑ 6 Screens - 100% digitalized



AFC Mosaic
- ❑ Organic growth in Northern Virginia – Opened in Sep 2012
- ❑ State-of-the-art boutique cinema
- ❑ 8 Screens - 100% digitalized
  - ✓ 2 Dolby Digital 3D
  - ✓ Reserved seating



AFC Union Market
- ❑ Organic growth in Washington DC – Open in 2015
- ❑ State-of-the-art boutique cinema
- ❑ 8 Screens - 100% digitalized
  - ✓ Reserved seating



AFC Plano
- ❑ Managed Single Cinema Acquisition
- ❑ Acquired end of December 2013
- ❑ 5 Screens - 100% digitalized



Australia Asset Base

Australia Freehold

- ✓ Auburn ETRC
- ✓ Belmont ETRC
- ✓ Bundaberg
- ✓ Maitland
- ✓ Melbourne Office
- ✓ Newmarket
- ✓ Waurn Ponds - Ground Lease


READING









Australia Leasehold

- ✓ Charlestown
- ✓ Chirnside Park
- ✓ Dandenong
- ✓ Dubbo
- ✓ Elizabeth
- ✓ Epping
- ✓ Harbourtown
- ✓ Mandurah
- ✓ Melton
- ✓ Redbank
- ✓ Rhodes
- ✓ Rouse Hill
- ✓ Sunbury
- ✓ Townsville
- ✓ Westlakes

- ✓ Mt. Gravatt (1/3 Ownership)

Australia Asset Base

READING INTERNATIONAL

<u>Cinema Assets</u>

- 21 Cinemas / 165 screens

<u>Real Estate:</u>

- Undeveloped Real Estate Properties
  - Acreage 56.5
  - Gross Book Value $59.4Mil
- Developed Real Estate Properties
  - Rental 168,000 square footage
  - Entertainment 124,000 square footage
  - Parking Structure Space 1,307
  - Gross Book Value $85.6Mil
- Long-Term Leasehold Real Estate Holdings
  - Rental 6,000 square footage
  - Entertainment 38,000 square footage
  - Gross Book Value $4.0Mil

<u>Plans / Potential Opportunities</u>

- Auburn (Sydney) up zoning & resulting Phase II
- Newmarket (Brisbane) Phase II




READING








READING



Burwood

SOLD

- Bought the property in 1996 former quarry and brick manufacturing plant
- Located within a Major Activity Centre and identified by Whitehorse City Council as Priority Development.
- 50.6 acres ; AUS$52.1Mil Book Value







New Zealand Asset Base

New Zealand Freehold

- ✓ Courtenay Central ETRC
- ✓ Dunedin
- ✓ Invercargill
- ✓ Manukau
- ✓ Napier
- ✓ Rotorua
- ✓ Lake Taupo

New Zealand Leasehold

- ✓ Palms (Christchurch)
- ✓ Porirua
- ✓ Queenstown








READING
CINEMAS



New Zealand Asset Base

<u>Cinema Assets</u>

- 9 Cinemas / 53 screens

<u>Real Estate:</u>

- Undeveloped Real Estate Properties
  - Acreage 72
  - Gross Book Value $21.8Mil
- Developed Real Estate Properties
  - Rental 63,000 square footage
  - Entertainment 137,000 square footage
  - Parking Structure Space 1,086
  - Gross Book Value $48.0Mil





PARKING

<u>Plans / Potential Opportunities</u>

- Courtenay Central Phase II
- Lake Taupo
- Manukau, Auckland potential up-zoning
- Opening in Dunedin
- Potential opening in Auckland



READING CINEMAS


Courtenay Central Progressive - "Countdown"

- Project will open in late 2015 or early 2016
- 42,000 sq. ft. Countdown Supermarket
- The countdown brand is operated by Progressive Enterprises, who are owned by Woolworths, one of the largest and most solid companies in Australia.
- Reconfigures about 10,000 sq. ft. of existing space
- Access to the existing center, cinema. ETRC
- Approximately 100 additional parking spaces.





Wakefield St
SUPERMARKET
RECONFIGURED EXISTING CARPARK
RECONFIGURED FOODCOURT AND RETAIL



countdown
220 Wakefield

United States Asset Base

USA Freehold

- ✓ Cinema 123
- ✓ Coachella
- ✓ Minetta Lane
- ✓ Orpheum
- ✓ Old Railroad Properties
- ✓ Royal George Theatre
- ✓ Union Square















USA Leasehold

Mainland

- ✓ AFC Dallas
- ✓ AFC Mosaic
- ✓ AFC NY
- ✓ AFC Plano
- ✓ Beekman
- ✓ Cal Oaks
- ✓ Carmel Mtn.
- ✓ Gaslamp
- ✓ Grossmont
- ✓ Manville
- ✓ Paris
- ✓ Rohnert Park
- ✓ Tower
- ✓ Town Square
- ✓ Valley Plaza
- ✓ Village East

Hawaii

- ✓ Kaahumanu
- ✓ Kahala
- ✓ Kapolei
- ✓ Koko Marina
- ✓ Ko'olau
- ✓ Mililani
- ✓ Pearlridge
- ✓ Ward

Managed Cinemas

- ✓ East 86th Street

United States Asset Base

Cinema Assets

- 26 Cinemas / 249 screens

Real Estate:

- Undeveloped Real Estate Properties
  - Acreage 202
  - Gross Book Value $4.0Mil
- Developed Real Estate Properties
  - Rental 59,000 square footage
  - Entertainment 75,000 square footage
  - Parking Structure Space 55
  - Gross Book Value $48.6Mil
- Long-Term Leasehold Real Estate Holdings
  - Rental 4,000 square footage
  - Entertainment 107,000 square footage
  - Gross Book Value $11.8Mil









Plans / Potential Opportunities

- Cinema 123 New York development
- Union Square New York development
- Village East leasehold interest $5.9M
- Additional Angelika locations (Angelika branding)
- Exhibition industry consolidation





Cinemas 123
Development Example

- We are currently studying the feasibility of redeveloping our Cinemas 1, 2 & 3 property into a commercial and/or residential high rise.
- Located in the Upper East of the Borough of Manhattan
- Neighborhood is Manhattan's premier luxury retail and residential community that boasts one of the highest household incomes in the City.


SUBJECT



Union Square Development Example

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- Heart of the Union Square neighborhood, with unobstructed view of the Union Square Park.
- Landmarked on October 29, 2013
- We are currently studying the feasibility of redeveloping our Union square property within the constrains of the landmarking of the building.







Reading's Long-Term Opportunities







- Increased Cinema segment 'yield' (via both pricing and attendance) through new premium offering's (Gold Lounge, TITAN XC, DOLBY ATMOS, Digital 3D, Reserve seating) and unique niche branding (art and independent - AFC Angelika)
- Cinema industry consolidation
- Repositioning/up-zoning of properties
- Develop core properties long-term cash flows with higher real estate margins
- Sale of non-core properties

Reading's Competitive Advantage







- ❑ Cinemas geographically clustered
- ❑ Niche Market (AFC)
- ❑ Scale creates purchasing pricing power
- ❑ Owned entertainment real estate allows redevelopment to higher alternative use (e.g. Murray Hill, Sutton Hill, Cinema 123, Union Square)
- ❑ Long-held properties give in-depth knowledge of local market conditions and competition
- ❑ Many properties un-encumbered with certain debt fenced off. Leverage supported by the steady cinema business
- ❑ NOL's add incremental value to long-held properties with embedded gains over stated book value
  - ❑ $18.5Mil in US loss carry forwards
  - ❑ $26.0Mil in Australian loss carry forwards
  - ❑ $11.8Mil in New Zealand loss carry forwards

Selected Financial Data

READING INTERNATIONAL

	YTD March		As of or for the Year Ended December 31,			
	2014	2013	2013	2012	2011	2010
Revenue	$ 58,053	$ 59,567	$ 258,221	$ 254,430	$ 244,979	$ 229,322
Operating income	$ 2,581	$ 2,534	$ 20,935	$ 19,127	$ 18,178	$ 13,069
Income (loss) from discontinued operations	$ -	$ -	$ -	$ (405)	$ 1,888	$ 97
Net income (loss)	$ (254)	$ (672)	$ 9,145	$ (1,406)	$ 10,896	$ (12,034)
Net income (loss) attributable to Reading International, Inc. shareholders	$ (215)	$ (668)	$ 9,041	$ (914)	$ 9,956	$ (12,650)
Basic earnings (loss) per share	$ (0.01)	$ (0.03)	$ 0.39	$ (0.04)	$ 0.44	$ (0.56)
Diluted earnings (loss) per share	$ (0.01)	$ (0.03)	$ 0.38	$ (0.04)	$ 0.43	$ (0.56)
Other Information:						
Shares outstanding	23,511,228	23,301,155	23,385,519	23,083,265	22,806,838	22,804,313
Total assets	$ 387,395	$ 427,367	$ 386,807	$ 428,588	$ 430,764	$ 430,349
Total debt	$ 168,912	$ 201,284	$ 168,460	$ 196,597	$ 209,614	$ 228,821
Working capital (deficit)	$ (91,411)	$ (16,090)	$ (71,794)	$ (21,415)	$ (12,844)	$ (57,634)
Stockholders' equity	$ 129,239	$ 129,703	$ 121,747	$ 130,954	$ 124,987	$ 112,639
EBIT	$ 3,674	$ 2,894	$ 24,020	$ 20,416	$ 18,664	$ 13,900
Depreciation and amortization	$ 3,805	$ 3,990	$ 15,197	$ 16,049	$ 16,595	$ 15,563
EBITDA	$ 7,479	$ 6,884	$ 39,217	$ 36,800	$ 35,624	$ 29,814
Debt to EBITDA TTM *	4.24	5.86	4.30	5.34	5.88	7.67
Capital expenditure (including acquisitions)	$ 633	$ 1,485	$ 18,146	$ 13,723	$ 9,376	$ 19,371
Number of employees	2,411	2,432	2,494	2,412	2,263	2,109

Source: Company 10K Dec 31, 2013; 10Q March 31, 2014
* EBITDA TTM YTD Mar 2014 $39.8Mil and TTM YTD Mar 2013 $34.3Mil

2001 to 2013 Yearly Financial Trend

In US$



$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
$(50,000)
Revenue & Adj EBITDA (000's)
$500,000
$400,000
$300,000
$200,000
$100,000
$-
$(100,000)
Assets & Debt (000's)

	2001 Proforma	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Assets	$170,595	$182,772	$222,866	$230,227	$253,057	$289,231	$346,071	$371,870	$406,417	$430,349	$430,764	$428,588	$386,807
Debt	$42,382	$50,240	$71,145	$83,252	$109,320	$130,212	$175,648	$237,615	$226,155	$227,983	$208,776	$195,759	$167,622
Revenue	$70,291	$86,487	$93,739	$102,982	$103,547	$106,124	$119,235	$197,055	$216,740	$229,322	$244,979	$254,430	$258,221
Adj EBITDA	$(3,707)	$3,532	$6,909	$9,399	$6,022	$17,046	$18,919	$19,777	$31,436	$31,491	$37,272	$38,582	$37,857

In Conclusion

- We are a stable cinema business with stable cash flow
  - That pursues potential acquisitions when opportunities arise.
  - Has the ability to organically grow the segment internally.
  - That is willing and able to invest in building and maintaining its infrastructure to provide the latest technology and comfort to its customers.

- We have built a solid portfolio of real estate assets
  - That has allowed us to build Entertainment Themed Retail Centre's.
  - Large portfolio of Undeveloped Land
  - Which has led us to partner up with other investors to maximize the value of our assets.
  - Which are long term in nature.

THANK YOU

READING

INTERNATIONAL